UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 1, 2007

                        Alternative Loan Trust 2007-OA3
                        -------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-91

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

             Delaware                               87-0698307
             --------                               ----------
   (State or Other Jurisdiction                  (I.R.S. Employer
of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                 91302
---------------------                               ---------
(Address of Principal                              (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01   Other Events.
            ------------

On March 1, 2007, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2007-OA3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On March 1, 2007, the Supplemental Interest Trustee entered into a corridor contract ("Corridor Contract 1"), as evidenced by a confirmation (the "Corridor Contract 1 Confirmation"), dated March 1, 2007, with Swiss Re Financial Products Corporation (the "Counterparty"). The Corridor Contract 1 Confirmation is annexed hereto as Exhibit 99.2.

On March 1, 2007, the Supplemental Interest Trustee entered into a corridor contract ("Corridor Contract 2"), as evidenced by a confirmation (the "Corridor Contract 2 Confirmation"), dated March 1, 2007, with the Counterparty. The Corridor Contract 2 Confirmation is annexed hereto as
Exhibit 99.3.

On March 1, 2007, the Supplemental Interest Trustee entered into a corridor floor contract ("the Corridor Floor Contract"), as evidenced by a confirmation (the "Corridor Floor Contract Confirmation"), dated March 1, 2007, with the Counterparty. The Corridor Floor Contract Confirmation is annexed hereto as
Exhibit 99.4.

On March 1, 2007, Swiss Reinsurance Company issued three guarantees of the Swap Counterparty's performance under Corridor Contract 1, Corridor Contract 2 and the Corridor Floor Contract (the "Guarantees"), dated as of March 1, 2007. The Guarantees are annexed hereto as Exhibit 99.5.

On January 26, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 26, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.6.



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


Section 9   Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(a)  Financial statements of businesses acquired.
     -------------------------------------------

      Not applicable.

(b)  Pro forma financial information.
     -------------------------------

      Not applicable.

(c)  Shell Company Transactions.
     ---------------------------

(d) Exhibits.
    ---------

Exhibit No.     Description
-----------

  99.1 The Pooling and Servicing Agreement, dated as of February 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

  99.2 The Corridor Contract 1 Confirmation, dated March 1, 2007, between the Supplemental Interest Trustee and the Counterparty.

  99.3 The Corridor Contract 2 Confirmation, dated March 1, 2007, between the Supplemental Interest Trustee and the Counterparty.

  99.4 The Corridor Floor Contract Confirmation, dated March 1, 2007, between the Supplemental Interest Trustee and the Counterparty.

  99.5          The Guarantees, dated March 1, 2007.

  99.6 The Item 1115 Agreement, dated as of January 26, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.




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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                         -----------------
                                                      Darren Bigby
                                                      Vice President



Dated:  April 2, 2007





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


                                 Exhibit Index
                                 -------------


Exhibit
-------

  99.1 The Pooling and Servicing Agreement, dated as of February 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

  99.2 The Corridor Contract 1 Confirmation, dated March 1, 2007, between the Supplemental Interest Trustee and the Counterparty.

  99.3 The Corridor Contract 2 Confirmation, dated March 1, 2007, between the Supplemental Interest Trustee and the Counterparty.

  99.4 The Corridor Floor Contract Confirmation, dated March 1, 2007, between the Supplemental Interest Trustee and the Counterparty.

  99.5      The Guarantees, dated March 1, 2007.

  99.6 The Item 1115 Agreement, dated as of January 26, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.









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